Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
Financial Services	Fax +44 (0) 113 231 3200
1 Sovereign Square	John.Midgley@KPMG.co.uk
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Leeds LS1 4DA
United Kingdom

Private & confidential The Directors HXGN CMBS Finance 2022-1 DAC 3rd Floor, Fleming Court Fleming’s Place Dublin Ireland HSBC Bank plc 8 Canada Square London E14 5HQ	Your ref Our ref Contact	Project Wave JM/AP/CC1474 John Midgley 0113 231 3916

21 February 2022

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases

In accordance with engagement terms that have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those agreed upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of HXGN CMBS Finance 2022-1 (the “Issuer”), HSBC Bank plc (in the capacity of the “Originator”) and HSBC Bank plc (in the capacity of the “Arranger” and the “Lead Manager”). Collectively all addressees of this Data AUP Letter are referred to as “you”.

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to ‘Regulatory information’ under ‘About’ at www.kpmg.com/ uk

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1	Procedures performed in respect of the student leases portfolio, nomination agreements and property portfolio

A data file containing details of the portfolio of student leases entitled “Tenancy Schedule as at 13 Dec 2021_to HSBC_No Duplicate.xlsx” was made available to us by the Arranger on 24 January 2022 (the “Student Leases Extraction File”). Our work on the student leases portfolio was based on this Student Leases Extraction File. The Student Leases Extraction File contained information on 3,860 student leases as shown by the records of the Arranger as at 13 December 2021 (the “Cut-off Date”).

Limited agreed upon procedures were carried out as set out in the scope of services (the “Scope of Services”) attached as Appendix C in connection with a sample of 187 student leases drawn from the Student Leases Extraction File (the “Sample”). The sampling technique and basis of selection for the Sample are set out in the Scope of Services.

A data file containing details of the nomination agreements entitled “Project Wave - Query log - Nom Agreements_EXT vHSBC Comments.xlsx” was made available to us by the Arranger on 18 February 2022 (the “Nomination Agreements Extraction File”). Our work on the nomination agreements was based on this Nomination Agreements Extraction File. The Nomination Agreements Extraction File contained information on seven nomination agreements as shown by the records of the Arranger as at the Cut-off Date.

Limited agreed upon procedures were carried out as set out in the Scope of Services attached as Appendix C in connection with the nomination agreements contained in the Nomination Agreements Extraction File.

A data file containing details of the property portfolio entitled “Wave RA Data Tape 11.01.2022.xlsx” was made available to us by the Arranger on 28 January 2022 (the “Property Portfolio Extraction File”). Our work on the property portfolio was based on this Property Portfolio Extraction File. The Property Portfolio Extraction File contained information on 16 properties as shown by the records of the Arranger as at 5 November 2021.

Limited agreed upon procedures were carried out as set out in the Scope of Services attached as Appendix C in connection with the property portfolio contained in the Property Portfolio Extraction File.

JM/AP/CC1474		2
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Originator, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Originator, (ii) the physical existence of the student leases, (iii) the reliability or accuracy of the documents provided to us by the Originator which were used in our procedures, (iv) the adequacy of the disclosures in the Student Leases Extraction File, Nomination Agreements Extraction File and Property Portfolio Extraction File (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease documentation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the student leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the student leases with applicable laws and regulations, or (iv) any other factor or characteristic of the student leases that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

2	Findings

The findings from the student leases portfolio agreed upon procedures are set out in Appendix A. The following statistical interpretation can be applied to the findings set out in Appendix A: on the basis of the number of errors identified in the Sample (as reported on the ‘Errors’ lines of Appendix A) it can be calculated that there is a 98% level of confidence that not more than X% of the population contains errors relating to the specified test, where X is the relevant percentage reported on the ‘Statistics’ line of Appendix A.

Details of the errors found as a result of the student lease portfolio agreed upon procedures, and listed in Appendix A, are set out in Appendix B.

No findings were identified on the nomination agreements and property portfolio agreed upon procedures.

3	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

JM/AP/CC1474		3
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

JM/AP/CC1474		4
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

JM/AP/CC1474		5
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Appendix A: Results

Project Wave	Property name (property_name)	Room type (room_type_name)	Price per night (price_per_night)	Total contracted rent (total_price)	Start Date (tenancy_start_date)	End Date (tenancy_end_date)
Sample Size : 187
Cut-Off Date : 13-Dec-21

Test Number	1	2	3	4	5	6

Number of Files	187	187	187	187	187	187
No Data	0	0	0	0	0	0
Not Applicable	0	0	0	0	0	0

Number of Files	187	187	187	187	187	187	Files
- Errors	0	0	1	2	1	1	No Error			185
- Missing Source Information	0	0	0	0	0	0	Error (E)			2
Total	0	0	1	2	1	1	No Data (ND)			0
Statistics at 98/2 confidence	2.00%	2.00%	3.01%	3.89%	3.01%	3.01%	Missing Documentation (M)			0
							Missing Documentation and No Data			0
Number of Missing Source Information	0	0	0	0	0	0	Error and No Data			0
Number of Files excl. Missing	187	187	187	187	187	187	Error and Missing Documentation			0
Errors	0	0	1	2	1	1	Error, No Data and Missing Documentation			0
Statistics at 98/2 confidence	2.00%	2.00%	3.01%	3.89%	3.01%	3.01%	Total			187

KPMG Ref							File Status	E	M	ND
142	-	-	-	E	-	E	Error	2	0	0
178	-	-	E	E	E	-	Error	3	0	0

JM/AP/CC1474		6
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Appendix B: Details Of Results

KPMG Ref.	Test Nbr.	Data Field	Data Source	Extraction File	Result	Source
142	Test 4	total_price	Tenancy agreement	£2,764.58	E	£7,052.00
142	Test 6	tenancy_end_date	Tenancy agreement	Thursday, December 30, 2021	E	Friday, July 1, 2022
178	Test 3	price_per_night	Recalculation	£28.43	E	£28.40
178	Test 4	total_price	Tenancy agreement	£8,613.86	E	£8,746.01
178	Test 5	tenancy_start_date	Tenancy agreement	Thursday, September 16, 2021	E	Saturday, September 11, 2021

JM/AP/CC1474		7
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Appendix C:  Scope of the Services

This scope sets out the agreed procedures for various data attributes relating to a sample of student leases drawn from the portfolio as set out below.

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the Services. If we were engaged to perform and did perform additional procedures, an audit or review, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we will not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

Sampling approach on student leases

Sampling is a process of examining less than the total number of items in a population in order to reach a conclusion about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. In this engagement you have asked us to assume that the estimated error rate in the underlying population is zero and to express the results of our work at a level of 98% confidence and with 2% precision if no errors are discovered. You have requested that we calculate the sample size necessary to provide 98% confidence with 2% precision on the basis that error rates in the data attributes are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Findings

Where an individual student lease fails a procedure in relation to a data attribute, this is classified as one error.

JM/AP/CC1474		8
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions provided by the Originator are assumed to supersede the original documentation.

In comparing data attributes between the Student Leases Extraction File, Nomination Agreement Extraction File and the Property Portfolio Extraction File and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

Procedures

Student Leases Portfolio

No.	Data attribute	Source	Procedure	Tolerance/ Definition of error
1 SL	Property name (property_name)	Tenancy Agreement	For each tenancy check if the data attribute per the Student Leases Extraction File agrees to the source.	None
2 SL	Room type (room_type_name)	Tenancy Agreement/ Booking system	For each tenancy check if the data attribute per the Student Leases Extraction File agrees to the source.	None
3 SL	Price per night (price_per_night)	Recalculation	We were instructed by the Arranger to recalculate the data attribute as Total contracted rent (total_price) divided by the difference between End Date (tenancy_end_date) and Start Date (tenancy_start_date).	+/ - 2 d.p.
4 SL	Total contracted rent (total_price)	Tenancy Agreement

For each tenancy check if the data attribute per the Student Leases Extraction File agrees to the source.

We were instructed by the Arranger to agree the Total contracted rent (total_price) in the Student Leases Extraction File to Rent (exclusive of VAT) in the Tenancy Agreement.

Where the rent was presented in instalments in the Tenancy Agreement, we were instructed by the Arranger to agree this data attribute to the total of instalment amounts.

None
5 SL	Start Date (tenancy_start_date)	Tenancy Agreement	For each tenancy check if the data attribute per the Student Leases Extraction File agrees to the source.	None
6 SL	End Date (tenancy_end_date)	Tenancy Agreement	For each tenancy check if the data attribute per the Student Leases Extraction File agrees to the source.	None

JM/AP/CC1474		9
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Nomination Agreements

No.	Data attribute	Source	Procedure	Tolerance/ Definition of error
1 NA	Property	Referral Agreement/Third Party Lease	For each agreement check if the data attribute per the Nomination Agreements Extraction File agrees to the source.	Differences attributable to spelling mistakes or contractions or missing or expanded data where there are no contradictory elements are to be treated as matching the source
2 NA	University/ Third Party	Referral Agreement// Third Party Lease	For each agreement check if the data attribute per the Nomination Agreements Extraction File agrees to the source.	Differences attributable to spelling mistakes or contractions or missing or expanded data where there are no contradictory elements are to be treated as matching the source
3 NA	Expiry	Referral Agreement/ Third Party Lease/ Certificate of Title

For each agreement check if the data attribute per the Nomination Agreements Extraction File agrees to the source.

We were instructed by the Arranger to calculate the expiry of Third Party Lease from the start date of the lease. Where the expiry date was end of Academic Year we were instructed by the Arranger to consider this as equivalent to the date in September.

None
4 NA	Nominated Beds for AY 2021/ 2022	Referral Agreement/ Third Party Lease/ Legal DD/ Invoices/ Email correspondence with Universities/ Certificate of Title	For each agreement check if the data attribute per the Nomination Agreements Extraction File agrees to the source.	None
5 NA	Total Rent for AY 21/ 22	Referral Agreement/ Third Party Lease/ Legal DD/ Invoices/ Email correspondence with Universities	For each agreement check if the data attribute per the Nomination Agreements Extraction File agrees to the source.	+/ - 0.1%

JM/AP/CC1474		10
Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan and the related portfolio of student leases
21 February 2022

Property Portfolio

No.	Data attribute	Source	Procedure	Tolerance/ Definition of error
1 PP	Property name (property_name)	Valuation Report	For each property check if the data attribute per the Property Portfolio Extraction File agrees to the source.	Differences attributable to spelling mistakes or contractions or missing or expanded data where there are no contradictory elements are to be treated as matching the source
2 PP	Market value	Valuation Report

For each property check if the data attribute per the Property Portfolio Extraction File agrees to the source.

We were instructed by the Arranger to agree the Market value to the Market value Purchaser's Costs at 2.80% in the Valuation Report.

None
3 PP	Location	Valuation Report	For each property check if the data attribute per the Property Portfolio Extraction File agrees to the source.	None

JM/AP/CC1474		11
Document Classification - KPMG Confidential